Exhibit 10.33

AMENDMENT TO THE

KINTARA THERAPEUTICS, INC.

2017 OMNIBUS EQUITY INCENTIVE PLAN

Dated: April 13, 2022

WHEREAS, the Board of Directors of Kintara Therapeutics, Inc. (the “Company”) heretofore established the Kintara Therapeutics, Inc. 2017 Omnibus Equity Incentive Plan (the “Plan”);

WHEREAS, the Board of Directors desires to amend the Plan to increase the maximum number of shares of common stock of the Company available for grants of Awards thereunder from 13,000,000 to 22,000,000 (not counting shares of common stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan), all of which are to be available as grants as Incentive Stock Options; and

WHEREAS, Section 17.2 of the Plan authorizes the Board of Directors to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law.

NOW, THEREFORE, subject to approval of the Company’s stockholders, effective as of the date hereof, the Plan is hereby amended as follows:

Section 4.1(a) of the Plan is hereby amended in its entirety, to read as follows:

“(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 22,000,000 shares; provided, however, that such number shall be reduced by the number of shares of Common Stock issued under the Legacy Plan and/or subject to outstanding grants of options under the Legacy Plan (that is, which have not been forfeited or that have expired without having been exercised). All 22,000,000 of such shares initially available pursuant to this Section 4.1(a) may, but need not, be issued in respect of Incentive Stock Options.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.

KINTARA THERAPEUTICS, INC.

By:	/s/ Robert E. Hoffman
Name:	Robert E. Hoffman
Title:	President and Chief Executive Officer